COMPASS 2 AND 3 VARIABLE ACCOUNTS:

CAPITAL APPRECIATION VARIABLE ACCOUNT      GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT     HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT           MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT

                        Supplement to Current Prospectus

This prospectus supplement supercedes and replaces the Variable Accounts' prospectus supplement dated March 1, 2004.

Effective immediately, the third through eighth paragraphs under the caption "Purchase Payments and Contract Values During Accumulation Period - Net Investment Factor" are replaced in its entirety by the following:

The assets of the Variable Accounts normally are composed chiefly of investment securities. The value of each Variable Account's assets is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. Each Variable Account, except the Money Market Variable Account, values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Managers when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the Variable Accounts use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in a Variable Account's judgment, does not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and a Variable Account's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the Variable Account determines the value of its assets, and therefore the Variable Account may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the Variable Account's valuation time. The Money Market Variable Account values its assets using the amortized cost method.

Effective immediately, a new section entitled "Short-Term Trading" is added to the prospectus immediately following "Purchase Payments and Contract Values During Accumulation Period - Transfers" as follows:

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfers," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm, or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. If, in our judgment we determine that a third
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party acting on your behalf is engaging (alone or in combination  with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process or delay processing certain transfers requested by such a third party. In particular, we will treat as short-term trading activity any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf), and we also reserve the right to reject or delay such transfer request and take other action. Such other actions include, but are not limited to, restricting your transfer privileges more narrowly than the policies described under "Transfers" and refusing any and all transfer instructions. We will provide you written notification of any restrictions imposed. Transfers that are delayed will be delayed one Business Day. Both the purchase and redemption sides of the transfer will be processed on the second Business Day. In addition to the restrictions on short-term trading, third parties that engage in reallocations of contract values are subject to special restrictions. The special restrictions, among other requirements, may limit the frequency of the transfer, require advance notice of the transfer, and entail a reallocation or exchange of 100% of values in the redeeming sub-accounts.

Short-Term Trading Risks. To the extent that the Variable Accounts or their agents are unable to curtail excessive trading practices in an Account, these practices may interfere with the efficient management of the Account's portfolio, and may result in the Account engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Account's operating costs and decrease the Account's investment performance, and maintenance of a higher level of cash balances would likewise result in lower Account investment performance during periods of rising markets.

In addition, to the extent that a Variable Account significantly invests in foreign securities traded on markets which may close prior to when the Account determines its unit value (referred to as the valuation time), excessive trading by certain Contractholders may cause dilution in the value of Account units held by other Contractholders. Because events may occur after the close of these foreign markets and before the Account's valuation time that influence the value of these foreign securities, Contractholders may seek to trade Account units in an effort to benefit from their understanding of the value of these foreign securities as of the Account's valuation time (referred to as price arbitrage). The Account has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Account's valuation time. To the extent that the Account does not accurately value foreign securities as of its valuation time, Contractholders engaging in price arbitrage may cause dilution in the value of Account units held by other Contractholders.

To the extent that a Variable Account significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, Contractholders may seek to trade Account units in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Account's portfolio to a greater degree than Accounts which invest in highly liquid securities, in part because the Account may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Account units held by other Contractholders.

Effective immediately, the following is added to the prospectus:

Legal Proceedings. Massachusetts Financial Services Company ("MFS"), the
Variable Account's investment adviser, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the Variable Accounts, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also
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reached agreement with the SEC. Under the terms of the settlements,  MFS and the executives neither admit nor deny wrongdoing.

     Under the terms of the settlements, a $225 million pool has been established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.

     Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds.

     MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and seeking damages of unspecified amounts.

     In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley), settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its allocation of brokerage commissions and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley, and relating to the effectiveness of the disclosure of such practices to the boards of trustees of the various MFS funds and in the funds' Statements of Additional Information. MFS is pursuing a possible settlement of these allegations. MFS believes that any settlement could include MFS being sanctioned and MFS' payment of compensation or other financial penalties.

     Although MFS does not believe that these regulatory developments will have a material adverse effect on the Variable Accounts, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.

                 The date of this supplement is March 18, 2004.